Capital management (Tables)	6 Months Ended
Jun. 30, 2026
Capital Management
Schedule of debt to capital ratio

The debt to capital ratios as of June 30, 2026 and December 31, 2025 were:

	As of	As of
	June 30, 2026	December 31, 2025
Total borrowings	$7,505,763	$12,642,862
Less: Cash and cash equivalents	(595,013)	(97,669)
Net debt	6,910,750	12,545,193
Total equity	2,772,072	(6,777,635)
Total capital	$9,682,822	$5,767,558
Gearing ratio	71%	217%